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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 5, 2003



                     PENN ENGINEERING & MANUFACTURING CORP.
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             (Exact name of registrant as specified in its charter)



       Delaware                       1-5356                     23-0951065
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                   P.O. Box 1000, Danboro, Pennsylvania 18916
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (215) 766-8853


                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Information and Regulation FD Disclosure.

     On February 12, 2003, the Company issued a press release to announce the completion on February 5, 2003 of the acquisition of Maelux SA and its sole operating company, M.A.E. S.p.A. of Offanengo, Italy. M.A.E. S.p.A. is a manufacturer of stepper, brush, and brushless DC motors. The press release is attached as an Exhibit 99.1 to this Form 8-K Current Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibit
Number                Description

99.1 Press release dated February 12, 2003 issued by the Company





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PENN ENGINEERING & MANUFACTURING CORP.



Date:  February ___, 2003                By:____________________________________
                                            Kenneth A. Swanstrom,
                                            Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit
Number                Description

99.1 Press release dated February 12, 2003 issued by the Company